UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:  June 30, 2026

(Date of earliest event reported)

LTC PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No)

3011 Townsgate Road, Suite 220

Westlake Village, CA 91361

(Address of principal executive offices)

(805) 981-8655

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	LTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. — Material Definitive Agreement

Entry into Second Amendment to the Credit Agreement

On June 26, 2026, LTC Properties, Inc. (“LTC”) entered into the Second Amendment (the “Amendment”) to its Credit Agreement dated July 21, 2025, as amended by the First Amendment to Credit Agreement dated as of December 12, 2025 (collectively, the “Credit Agreement”), with KeyBank National Association, as Administrative Agent and L/C Issuer, and KeyBank National Association, Wells Fargo Bank, National Association, Citizens Bank, N.A., The Huntington National Bank, Royal Bank of Canada, U.S. Bank National Association, Manufacturers and Traders Trust Company and Hancock Whitney Bank, as Lenders. In addition, KeyBanc Capital Markets, Inc., Wells Fargo Securities, LLC, Citizens Securities, Inc. and The Huntington National Bank, are serving as Joint Lead Arrangers and Joint Book Runners; Wells Fargo Bank, National Association, The Huntington National Bank and Citizens Bank, N.A. are serving as Co-Syndication Agents; Royal Bank of Canada, U.S. Bank National Association and Manufacturers and Traders Trust Company are serving as Co-Documentation Agents; and Royal Bank of Canada, is serving as Sustainability Agent.

The Amendment increases the aggregate commitment of the lenders under the Credit Agreement from $800 million to $1.1 billion by exercising the incremental facility in accordance with the terms of the Credit Agreement. The $300 million increase expands the aggregate revolving credit commitments from $600 million to $900 million. The Credit Agreement was also revised to increase the total maximum commitments permitted from up to $1.2 billion to up to $2.0 billion. The material terms of the Credit Agreement otherwise remain unchanged.

A copy of the Amendment is filed as Exhibit 10.1 hereto and is hereby incorporated by reference. Annex I to the Amendment included in Exhibit 10.1 constitutes the Credit Agreement as amended by the Amendment, marked to show changes. The above summary of the Amendment and the Credit Agreement, as amended, is qualified in its entirety by reference to such filed exhibit.

In connection with entering into the Amendment, LTC entered into 3-year interest rate swap agreements to effectively fix the interest rate on $150 million under the Credit Agreement at 4.97% per annum.

Item 2.03. — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 is hereby incorporated by reference.

Item 9.01. — Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

None.

(b)	Pro Forma Financial Information

None.

(d)	Exhibits

10.1	Second Amendment to Credit Agreement dated June 26, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LTC PROPERTIES, INC.

Dated: June 30, 2026	By:	/s/ CAROLINE CHIKHALE
Caroline Chikhale
Executive Vice President, Chief Financial Officer and Treasurer